Exhibit 99.2

Aruthur J.Gallagher & Co. ajg.com GROWING VALUE: Arthur J. Gallagher & Co. is one of the world?s largest insurance brokers and third-party property/casualty claims administrators. Gallagher generates approximately 79% of its revenues in the United States, with the remaining 21% derived primarily in Australia, Bermuda, Canada, New Zealand and the United Kingdom. Highlights as of August 15, 2013 100% 120% 140% 20% 80% 60% 40% -20% 0% -40% -60% -80% -100% JAN’08 DEC’09 DEC’10 DEC’11 DEC’12 DEC’13 AUG’13 131% AJG S&P 500 Financial Index (S&P 500) 28% ?23% Total Stockholder Returns January 1, 2008 – August 15, 2013 AUGUST 2013 Brokerage Segment Risk Management Segment Operating Segments Price $43.09 52-week high/low $45.89?$34.20 Trailing 12-mos. revenues $2.6 billion** Market cap $5.5 billion Indicated annual dividend* $1.40* Yield 3.2% Shares outstanding 127.7 million** End of fiscal year December 31 Number of employees 14,276** *On July 25, 2013, Gallagher?s Board of Directors declared a $0.35 per share third quarter 2013 dividend. **At June 30, 2013 Source data: Bloomberg. Total Stockholder Returns assume dividend reinvestment. INVESTMENT PROFILE NYSE: AJG “Gallagher’s sales and high-quality service culture is thriving and we are in an excellent position for success in 2013.” J. PATRICK GALLAGHER, JR. Chairman, President and CEO p.2 Brokerage Segment p.3 Brokerage Acquisition Strategy p.4 Risk Management Segment p.5 Corporate Segment p.6 Why Invest?

Brokerage Segment Gallagher’s Brokerage Segment does business through a network of approximately 350 retail and wholesale sales and service offices located throughout the United States and in 18 other countries. In addition, Gallagher has established a network of independent insurance brokers and consultants, which enables it to provide property/casualty coverages and services to its clients in more than 140 countries around the world and employee benefit coverages and services in 90 countries around the world. Gallagher negotiates and places nearly all lines of property/casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and nonprofit entities. Revenues are generated through commissions paid by insurance companies, usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients. Gallagher’s retail brokerage operations are organized into more than 300 geographic profit centers located primarily throughout the United States, Bermuda, Canada, the United Kingdom and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 61% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base. The concentrated focus of these niche/practice groups allows for highly targeted marketing efforts and facilitates the development of value-added products and services specific to those industries or business segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/ practice groups provide Gallagher with a competitive advantage. Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from: mergers and acquisitions; its niche/practice groups and middle-market accounts; cross-selling other brokerage products and services to existing customers; and developing and managing alternative market mechanisms, such as captives, rent-acaptives and deductible plans/self insurance. NICHE/PRACTICE GROUPS Retail Insurance Brokerage Operations 76% OF 2012 BROKERAGE SEGMENT REVENUES 73% OF 2012 REVENUES Agribusiness Automotive Aviation & Aerospace Captive Consulting Construction Energy Entertainment Environmental Executive Benefits Financial Institutions Global Risks Habitational Health and Welfare Healthcare Healthcare Analytics Higher Education Hospitality Human Resource Services International Benefits Marine Manufacturing Personal Political Risk Private Client Private Equity Professional Groups Public Entity Real Estate Religious/Nonprofit Restaurant Retirement Scholastic Technology/Telecom Transportation Voluntary Benefits Arthur J. Gallagher & Co.—2 Insurance premiums are cyclical in nature and may vary widely based on market conditions. Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on insurance agents and brokers. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. After several years of premium rate reductions driven by competitive market conditions, commercial P/C pricing began to rebound in the fourth quarter of 2011. According to quarterly market surveys conducted by the Council of Insurance Agents & Brokers, U.S. commercial P/C premiums were up, year-over-year, in each quarter of 2012 and in the first half of 2013. Premiums increased by an average of 4.3% in the second quarter of 2013.

GALLAGHER DELIVERS GLOBAL BROKERAGE CAPABILITIES In addition to the 20 countries where Gallagher now has operations, the company actively manages business relationships with a network of approved independent brokers that expands the P/C brokerage capabilities it offers multinational clients to more than 140 countries around the world. Gallagher Global Alliance (GGA) members are selected based upon common business philosophies and their capabilities within their respective countries. GGA offers both strength and flexibility, enabling global servicing of Gallagher clients, and the clients of other GGA members, no matter where in the world they operate. Gallagher also offers employee benefits brokerage and consulting services to clients throughout North America and the United Kingdom. Through Gallagher International Benefit Services (GIBS), Gallagher can handle its clients’ international benefits needs in more than 90 countries around the world. Gallagher’s wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-toplace insurance programs. Wholesale revenues are generated from sharing the commissions paid to the retail broker by the insurance carrier. Gallagher’s wholesale brokerage operations are organized into more than 65 geographic profit centers located primarily in the United States, Australia and Bermuda, and through its approved Lloyd’s of London broker. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent or managing general underwriter, handling specialized insurance coverages for insurance carriers. More than 75% of Gallagher’s wholesale brokerage revenues come from retail brokers and agents not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher’s U.S. wholesale brokerage operation ranks as the largest domestic managing general agency/underwriting manager, according to Business Insurance magazine. That operation places a strong focus on binding, programs, standard lines aggregation and open brokerage business. Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions. BROKERAGE SEGMENT ACQUISITION STRATEGY Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components: organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed more than 255 acquisitions from 2002 through June 30, 2013, substantially all within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middlemarket focus or significant expertise in a desirable market niche. Gallagher typically acquires companies that generate between $1 million and $20 million in annual revenues. In addition, Gallagher is focused on international expansion through acquisitions and joint ventures, where the company typically begins its relationship with an equity position. Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company’s talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher also focuses on: a corporate culture that matches Gallagher’s team-oriented sales culture; a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher’s greater resources; and clearly defined financial criteria. Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources. Wholesale Insurance Brokerage Operations 24% OF 2012 BROKERAGE SEGMENT REVENUES 401(k) Solutions 403(b) Solutions Aviation Bonds Captive Services Casualty Commercial Auto Cyber Liability Dental Directors & Officers Liability Disability Earthquake Errors & Omissions Fire Flood General Liability Life Marine Medical Product Liability Professional Liability Property TradeCredit/Political Risk Wind Workers Compensation SIGNIFICANT LINES OF COVERAGE & CONSULTING SERVICE CAPABILITIES Arthur J. Gallagher & Co.—3

Gallagher’s Risk Management operation also offers managed care, information management and appraisal services, as well as consultative services and training programs that help clients mitigate losses, combat claims fraud and maintain regulatory compliance. Approximately 68% of Gallagher’s Risk Management Segment revenues are derived from managing workers compensationrelated claims, 27% are from general and commercial auto liability-related claims, and 5% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management (employee absence management) programs, information services, risk control consulting (loss control) services, investigative services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed. Gallagher manages its third-party claims management operations through a network of approximately 110 offices located throughout the United States, the United Kingdom, Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 88% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker. The Risk Management Segment expects its most significant growth prospects through the next several years to come from new business with Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. In addition, the Risk Management Segment may grow in the future through mergers and acquisitions. Advanced Analytics Appraisal Services Education & Training Information Management Investigative Services Litigation Management Managed Care Services Real-time Claims Management Recoveries (subrogation, salvage, etc.) Risk Control Services Safety Programs Settlement Management EXPERTISE Information Regarding Non-GAAP Measures This investment profile includes references to adjusted EBITDAC and adjusted EBITDAC margin, which are performance measures not in accordance with, or an alternative to, GAAP information. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted EBITDAC is defined as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, Heath Lambert integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, GAB Robins integration costs, South Australia ramp up costs, acquisition related adjustments and the impact of foreign currency translation, as applicable. Adjusted EBITDAC margin is defined as adjusted EBITDAC divided by adjusted revenue. For adjusted revenue and adjusted EBITDAC, the most directly comparable GAAP measures are revenue and earnings from continuing operations, respectively. For the Brokerage and Risk Management Segments on a combined basis, revenue was $1,653 million in 2008, $1,729 million in 2009, $1,803 million in 2010, $2,105 million in 2011 and $2,399 million in 2012 and earnings from continuing operations was $132 million in 2008, $154 million in 2009, $167 million in 2010, $174 million in 2011 and $198 million in 2012. Please see ’Reconciliation of Non-GAAP Measures’ on Gallagher’s website at www.ajg.com under ’Investor Relations’ for the purpose of each non-GAAP measure used and an example of a reconciliation to the most directly comparable GAAP measure. Risk Management Segment 22% OF 2012 REVENUES Based on revenues, Gallagher’s Risk Management operation currently ranks as the world’s largest third-party P/C claims administrator, according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that outsource their claims-handling services. Arthur J. Gallagher & Co.—4

Arthur J. Gallagher & Co.—5 CLEAN ENERGY INVESTMENTS Gallagher holds interests in various commercial operations that help coal-fired utilities reduce emissions. These operations consist of 29 commercial refined coal production plants, of which 14 were built and began production in 2009 and 15 were built and began production in 2011. 2009 Era Plants’Nine are currently under long-term production contracts with utilities. Three are under long-term production contracts, estimated to resume production in late 2013. Two are in early stages of negotiations for long-term production contracts. 2011 Era Plants’Nine are currently under long-term production contracts with utilities. Two are under long-term production contracts, estimated to resume production in late 2013. Four are in early stages of negotiations for long-term production contracts. Gallagher believes the refined coal produced at these plants qualifies for tax credits under Section 45 of the Internal Revenue Code. To see management’s latest guidance on earnings and additional information on these investments, go to www.ajg.com. Gallagher also owns 46.5% of Chem-Mod LLC which possesses the rights, information and technologies used for the reduction of emissions created during the combustion of coal. Refined coal production plants, including those in which Gallagher has invested, license and use Chem-Mod’s technologies in the production of refined coal. To see management’s latest guidance on these earnings and additional information on this investment, go to www.ajg.com. DEBT At June 30, 2013, Gallagher had $925 million of long-term borrowings and also maintains an unsecured line of credit of $500 million that expires July 14, 2014. There were no borrowings outstanding under Gallagher’s line of credit facility at June 30, 2013. On June 14, 2013, Gallagher completed a $200 million private placement of long-term debt bearing interest at 3.69% due in 2022. This is primarily to supplement cash generated by Gallagher that can be used to fund merger and acquisition activity. Although Gallagher plans to use primarily cash and debt to fund 2013 mergers and acquisition activity, stock might be used for tax-free exchanges, if acquisition volume is high enough to warrant it, or if the merger partner has a strong desire to hold stock. Information Regarding Forward-Looking Statements This investment profile contains ’forward-looking statements’ within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “estimates,” “expects,” “intends,”’ “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, (i) statements relating to dividends, (ii) anticipated areas of revenue growth with the Brokerage and Risk Management Segments, (iii) Gallagher’s acquisition strategy and level of acquisition activity, (iv) anticipated future results or performance of any segment or Gallagher as a whole, and (v) developments relating to Gallagher’s clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i)–(iv) above; and Risks and uncertainties related to Gallagher’s clean energy investments—including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-investors and other stakeholders; plant operational risks, including supply-chain risks; utilities’ future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property risks; and environmental risks—could impact (v) above. Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for a more detailed discussion of these and other factors that could impact its forward-looking statements. Corporate Segment Gallagher’s debt, clean energy investments, external acquisition-related costs and other corporate costs are reported in this segment.

$1.50 1.20 0.90 0.30 0.60 0 1984 $0.03 2013 $1.40** Dividends Per Share 0 10 5 15 20 25% 2008 2012 17.2% 21.2% Brokerage and Risk Management Adjusted EBITDAC Margins* Brokerage and Risk Management Adjusted EBITDAC Growth* (in millions) 0 5 10 15 20 25 0 200 100 300 400 500 $600 2008 2012 $281 $505 15.8% CAGR Excluding FOR ADDITIONAL INFORMATION: Marsha J. Akin’Director-Investor Relations 630.285.3501 or marsha_akin@ajg.com *See Non-GAAP disclosure on page 4. **Indicated—On July 25, 2013, Gallagher’s Board of Directors declared a $.35 per share third quarter 2013 dividend. Why Invest’ Supplemental quarterly data as of June 30, 2013 is available at www.ajg.com. Arthur J. Gallagher & Co.—6